Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,763.16
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $7,133.48
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $608.64
- Mortality & Expense Charge****        $82.94
+ Hypothetical Rate of Return*****     ($91.23)
                                       -------
=                                       $8,763  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                 COI

             1                  $43.64
             2                  $43.65
             3                  $43.67
             4                  $43.68
             5                  $43.70
             6                  $43.71
             7                  $43.73
             8                  $43.74
             9                  $43.76
            10                  $43.77
            11                  $43.79
            12                  $43.80

             Total             $524.64

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1              ($7.90)
             2              ($7.85)
             3              ($7.79)
             4              ($7.74)
             5              ($7.68)
             6              ($7.63)
             7              ($7.58)
             8              ($7.52)
             9              ($7.47)
            10              ($7.41)
            11              ($7.36)
            12              ($7.30)

         Total             ($91.23)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $8,763.16
- Year 5 Surrender Charge       $2,084.00
                                ---------
=                                  $6,679  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,594.56
                     = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4    $8,357.67
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $604.49
- Mortality & Expense Charge****        $94.00
+ Hypothetical Rate of Return*****     $523.28
                                       -------
=                                      $10,595  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $43.36
             2               $43.36
             3               $43.36
             4               $43.37
             5               $43.37
             6               $43.37
             7               $43.38
             8               $43.38
             9               $43.38
            10               $43.39
            11               $43.39
            12               $43.39

             Total          $520.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $43.93
             2                $43.87

             3                $43.82
             4                $43.76
             5                $43.70
             6                $43.64
             7                $43.58
             8                $43.52
             9                $43.46
            10                $43.40
            11                $43.34
            12                $43.28

             Total           $523.28

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $10,594.96
- Year 5 Surrender Charge        $2,084.00
                                ----------
=                                   $8,511  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,749.83
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $9,740.72
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $599.71
- Mortality & Expense Charge****       $106.50
+ Hypothetical Rate of Return*****   $1,302.82
                                     ---------
=                                      $12,750  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $43.04
             2               $43.03
             3               $43.02
             4               $43.00
             5               $42.99
             6               $42.98
             7               $42.97
             8               $42.96
             9               $42.95
            10               $42.94
            11               $42.92
            12               $42.91

             Total          $515.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $106.21
             2               $106.63
             3               $107.05
             4               $107.47
             5               $107.90
             6               $108.33
             7               $108.76
             8               $109.20
             9               $109.64
            10               $110.09
            11               $110.54
            12               $110.99

         Total             $1,302.82

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,749.83
- Year 5 Surrender Charge        $2,084.00
                                ----------
=                                  $10,666  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,435.11
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $6,876.28
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $685.14
- Mortality & Expense Charge****        $80.25
+ Hypothetical Rate of Return*****     ($88.28)
                                       -------
=                                       $8,435  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $47.50
             2               $47.52
             3               $47.53
             4               $47.55
             5               $47.57

             6               $47.59
             7               $47.60
             8               $47.62
             9               $47.64
            10               $47.66
            11               $47.68
            12               $47.69

         Total              $571.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               ($7.68)
             2               ($7.62)
             3               ($7.56)
             4               ($7.50)
             5               ($7.44)
             6               ($7.39)
             7               ($7.33)
             8               ($7.27)
             9               ($7.21)
            10               ($7.15)
            11               ($7.09)
            12               ($7.03)

         Total              ($88.28)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $8,435.11
- Year 5 Surrender Charge       $2,084.00
                                ---------
=                                  $6,351  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,216.51
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $8,069.03
+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $680.75
- Mortality & Expense Charge****        $91.04
+ Hypothetical Rate of Return*****     $506.77
                                       -------
=                                      $10,217  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $47.20
             2               $47.20
             3               $47.21
             4               $47.22
             5               $47.22
             6               $47.23
             7               $47.23
             8               $47.24
             9               $47.24
            10               $47.25
            11               $47.25
            12               $47.26

         Total              $566.75

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $42.72
             2                $42.64
             3                $42.55
             4                $42.46
             5                $42.37
             6                $42.28
             7                $42.19
             8                $42.10
             9                $42.01
            10                $41.91
            11                $41.82
            12                $41.73

             Total           $506.77

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $10,216.51
- Year 5 Surrender Charge        $2,084.00
                                 ---------
=                                   $8,133  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,313.90
                     = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $9,417.54

+ Annual Premium*                    $2,500.00
- Premium Expense Charge**              $87.50
- Monthly Deduction***                 $675.69
- Mortality & Expense Charge****       $103.22
+ Hypothetical Rate of Return*****   $1,262.77
                                     ---------
=                                      $12,314  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $46.86
             2               $46.85
             3               $46.84
             4               $46.83
             5               $46.82
             6               $46.81
             7               $46.80
             8               $46.79
             9               $46.78
            10               $46.77
            11               $46.76
            12               $46.75

             Total          $561.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.99%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $103.32
             2               $103.66
             3               $104.00
             4               $104.34

             5               $104.69
             6               $105.04
             7               $105.39
             8               $105.75
             9               $106.10
            10               $106.46
            11               $106.83
            12               $107.20

             Total         $1,262.77

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,313.90
- Year 5 Surrender Charge        $2,084.00
                                 ---------
=                                  $10,230  (rounded to the nearest dollar)